UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

May 17, 2016

(Date of Earliest Event Reported)

West Corporation

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction

of incorporation)

001-35846	47-0777362
(Commission File Number)	(I.R.S. Employer Identification No.)

11808 Miracle Hills Drive, Omaha, Nebraska 68154

(Address of principal executive offices)

Registrant’s telephone number, including area code: (402) 963-1200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Amendment to West Corporation Amended and Restated 2013 Employee Stock Purchase Plan

At the Annual Meeting of Stockholders of West Corporation (the “Company”) held on May 17, 2016 (“2016 Annual Meeting”), the stockholders of the Company approved an amendment (the “ESPP Amendment”) to the West Corporation Amended and Restated 2013 Employee Stock Purchase Plan (as amended from time to time, the “ESPP”), which had previously been approved by the Company’s board of directors, subject to stockholder approval. The ESPP Amendment increased the number of shares available for issuance under the ESPP by 1,000,000 shares of common stock.

A summary of the ESPP Amendment can be found on pages 46 through 48 of the definitive proxy statement for the 2016 Annual Meeting, filed with the Securities and Exchange Commission on April 7, 2016, which summary is incorporated herein by reference. That summary and the foregoing description of the ESPP Amendment are qualified in their entirety by reference to the text of the ESPP Amendment, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

At the 2016 Annual Meeting held on May 17, 2016, the stockholders of the Company: (i) elected the persons listed below to serve as directors of the Company for a three-year term; (ii) ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2016; (iii) on an advisory basis, voted in favor of the compensation of the Company’s named executive officers, as set forth in the Company’s proxy statement for the 2016 Annual Meeting; and (iv) approved the ESPP Amendment. The final voting results for the matters voted upon at the 2016 Annual Meeting are as follows:

Proposal 1: Election of Directors.

Name	Votes For	Votes Against	Abstentions	Broker Non-Votes

Laura A. Grattan	70,064,974	2,297,403	47,755	1,819,665

Paul R. Garcia	71,935,952	423,910	50,270	1,819,665

Gregory T. Sloma	72,097,216	262,647	50,269	1,819,665

Proposal 2: Ratification of Independent Registered Public Accounting Firm.

Votes For	Votes Against	Abstentions	Broker Non-Votes

73,817,891	408,350	3,556	—

Proposal 3: Advisory Vote to Approve Named Executive Officer Compensation.

Votes For	Votes Against	Abstentions	Broker Non-Votes

72,172,949	225,169	12,014	1,819,665

Proposal 4: Approve Amendment to the West Corporation 2013 Employee Stock Purchase Plan.

Votes For	Votes Against	Abstentions	Broker Non-Votes

72,112,064	289,777	8,291	1,819,665

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description of Exhibit

10.1	Amendment No. 2 to West Corporation 2013 Employee Stock Purchase Plan, as amended and restated effective September 10, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WEST CORPORATION

Dated: May 20, 2016	By:	/s/ Jan D. Madsen
Jan D. Madsen
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

10.1	Amendment No. 2 to West Corporation 2013 Employee Stock Purchase Plan, as amended and restated effective September 10, 2013.